Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Revenues
Sales Of Goods	$ 0	$ 0
Total Revenues	0	0
Cost Of Goods Sold And Operating Expenses
Cost Of Goods Sold	0	0
Research And Development	4,334	1,425
General And Administrative	740	1,004
Total Operating Expenses	5,074	2,429
Loss From Operations	(5,074)	(2,429)
Other Income (expense)
Finance Expense	(3)	1
Operating Lease Interest Expense	(6)	(5)
Loss Before Income Tax	(5,086)	(2,439)
Income Tax Provision (recovery)	0	0
Net Loss	(5,086)	(2,439)
Attributable To:
Net Loss Attributable To Nymox Share Holders	$ (5,086)	$ (2,439)
Basic And Diluted Loss Per Share	$ (0.06)	$ (0.03)
Weighted Average Number Of Common Shares Outstanding	86,027	77,969